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                                                                    EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of China Evergreen Environmental Corp. (the "Company") on Form 10-KSB for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chong Liang Pu and Ren Cai Ding, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



April 15, 2005                          /s/  Chong Liang Pu
                                        ----------------------------------------
                                        Chong Liang Pu,
                                        President and Chief Executive Officer


                                        /s/  Ren Cai Ding
                                        ----------------------------------------
                                        Ren Cai Ding,
                                        Chief Financial Officer